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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

              We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 22, 2010, in the Registration Statement (Form S-1) and related Prospectus of Euramax Holdings, Inc. for the registration of shares of its common stock.

Atlanta, Georgia
July 22, 2010

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm